151 Farmington Avenue Hartford, Conn. 06156	Media Contact: T.J. Crawford 212-457-0583 crawfordt2@aetna.com
Investor Contact: Joe Krocheski 860-273-0896 krocheskij@aetna.com

News Release _________________________________________________________

AETNA TO RELEASE FIRST-QUARTER 2018 RESULTS; ANNOUNCES BUSINESS SEGMENT REALIGNMENT

HARTFORD, Conn., April 17, 2018 - Aetna (NYSE: AET) today announced that first-quarter 2018 results will be made public on Tuesday, May 1, at 6:30 a.m. ET. Given the pending transaction with CVS Health, Aetna will not host a conference call in conjunction with its earnings release and does not expect to do so for future quarters.

Effective for the first quarter of 2018, Aetna realigned its business segments to correspond with changes to its management structure and internal management reporting, which reflect the company's evolving business strategy of helping its members live healthier lives. As a result of this realignment, Aetna’s operations will now be conducted in the Health Care reportable segment. Health Care offers a broad range of traditional, voluntary and consumer-directed health insurance products and related services to large and small employers, public sector employers, and Medicaid and Medicare beneficiaries. Aetna’s Health Care products are offered on both an insured basis and an employer-funded basis. Health Care also includes emerging business products and services that complement and enhance Aetna's medical products.
Effective for the first quarter of 2018, Aetna will present the remainder of its financial results in the Corporate/Other category, which will consist of:

•	Products for which Aetna no longer solicits or accepts new customers, such as its large case pensions and long-term care products;

•	Contracts Aetna has divested through reinsurance or other contracts, such as its domestic group life insurance, group disability insurance and absence management businesses; and

•
Corporate expenses not supporting Aetna’s business operations, including transaction and integration-related costs, income taxes, interest expense on its outstanding debt and the financing components of its pension and other postretirement employee benefit plans expense.

Restated historical financial statements of income before income taxes attributable to Aetna by segment and total company and certain other financial measures for each quarter of 2017 and full year 2017 are included with this press release. Aetna presents both GAAP and non-GAAP financial measures in this press release to provide investors with additional information. Refer to footnotes (1) and (2) for definitions of non-GAAP financial measures and pages 3 through 5 for reconciliations of the most directly comparable GAAP financial measures to non-GAAP financial measures.

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About Aetna
Aetna is one of the nation's leading diversified health care benefits companies, serving an estimated 37.9 million people with information and resources to help them make better informed decisions about their health care. Aetna offers a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental and behavioral health plans, and medical management capabilities, Medicaid health care management services, workers' compensation administrative services and health information technology products and services. Aetna's customers include employer groups, individuals, college students, part-time and hourly workers, health plans, health care providers, governmental units, government-sponsored plans, labor groups and expatriates. For more information, see www.aetna.com and learn about how Aetna is helping to build a healthier world. @AetnaNews

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Statements of Income Before Income Taxes Attributable to Aetna by Segment (Unaudited)

	Health Care
(Millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Revenue:
Premiums	$13,240	$13,242	$12,730	$12,890	$52,102
Fees and other revenue	1,448	1,458	1,416	1,428	5,750
Net investment income	117	114	113	138	482
Net realized capital gains	1	7	26	21	55
Total revenue	14,806	14,821	14,285	14,477	58,389
Benefits and expenses:
Benefit costs	10,928	10,591	10,423	10,862	42,804
Operating expenses	2,625	2,472	2,521	2,934	10,552
Amortization of other acquired intangible assets	60	58	58	96	272
Total benefits and expenses	13,613	13,121	13,002	13,892	53,628
Income before income taxes including non-controlling interests	1,193	1,700	1,283	585	4,761
Less: Income (loss) before income taxes attributable to non-controlling interests	2	(23)	14	(4)	(11)
Income before income taxes attributable to Aetna	$1,191	$1,723	$1,269	$589	$4,772

Reconciliation of the Most Directly Comparable GAAP Measure to Certain Reported Amounts
(Millions)	Health Care
Reconciliation of total revenue to adjusted revenue	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Total revenue (GAAP measure)	$14,806	$14,821	$14,285	$14,477	$58,389
Net realized capital gains	(1)	(7)	(26)	(21)	(55)
Adjusted revenue(2) (excludes net realized capital gains)	$14,805	$14,814	$14,259	$14,456	$58,334

Reconciliation of income before income taxes to pre-tax adjusted earnings
Income before income taxes (GAAP measure)	$1,193	$1,700	$1,283	$585	$4,761
Less: Income (loss) before income taxes attributable to non-controlling interests (GAAP measure)	2	(23)	14	(4)	(11)
Income before income taxes attributable to Aetna (GAAP measure)	1,191	1,723	1,269	589	4,772
Penn Treaty-related guaranty fund assessments	231	—	—	—	231
Amortization of other acquired intangible assets	60	58	58	96	272
Net realized capital gains	(1)	(7)	(26)	(21)	(55)
Pre-tax adjusted earnings(1)	$1,481	$1,774	$1,301	$664	$5,220

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Statements of Income Before Income Taxes Attributable to Aetna by Segment (Unaudited)

	Corporate/Other (3)
(Millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Revenue:
Premiums	$523	$533	$542	$194	$1,792
Fees and other revenue	27	28	27	98	180
Net investment income	143	123	120	82	468
Net realized capital (losses) gains	(334)	18	20	2	(294)
Total revenue	359	702	709	376	2,146
Benefits and expenses:
Benefit costs	533	525	537	229	1,824
Operating expenses	1,228	80	91	113	1,512
Interest expense	173	86	90	93	442
Loss on early extinguishment of long-term debt	246	—	—	—	246
Reduction of reserve for anticipated future losses on discontinued products	—	(109)	—	—	(109)
Total benefits and expenses	2,180	582	718	435	3,915
(Loss) income before income taxes including non-controlling interests	(1,821)	120	(9)	(59)	(1,769)
Less: Income before income taxes attributable to non-controlling interests	1	—	—	—	1
(Loss) income before income taxes attributable to Aetna	$(1,822)	$120	$(9)	$(59)	$(1,770)

Reconciliation of the Most Directly Comparable GAAP Measure to Certain Reported Amounts
(Millions)	Corporate/Other (3)
Reconciliation of total revenue to adjusted revenue	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Total revenue (GAAP measure)	$359	$702	$709	$376	$2,146
Gain related to sale of certain domestic group insurance businesses	—	—	—	(88)	(88)
Interest income on proceeds of transaction-related debt	(11)	—	—	—	(11)
Net realized capital losses (gains)	334	(18)	(20)	(2)	294
Adjusted revenue(2) (excludes net realized capital losses (gains) and other items)	$682	$684	$689	$286	$2,341

Reconciliation of income before income taxes to pre-tax adjusted loss
(Loss) income before income taxes (GAAP measure)	$(1,821)	$120	$(9)	$(59)	$(1,769)
Less: Income before income taxes attributable to non-controlling interests (GAAP measure)	1	—	—	—	1
(Loss) income before income taxes attributable to Aetna (GAAP measure)	(1,822)	120	(9)	(59)	(1,770)
Gain related to sale of certain domestic group insurance businesses	—	—	—	(88)	(88)
Loss on early extinguishment of long-term debt	246	—	—	—	246
Transaction and integration-related costs	1,212	(10)	—	38	1,240
Restructuring costs	—	—	—	60	60
Reduction of reserve for anticipated future losses on discontinued products	—	(109)	—	—	(109)
Net realized capital losses (gains)	334	(18)	(20)	(2)	294
Pre-tax adjusted loss(1)	$(30)	$(17)	$(29)	$(51)	$(127)

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Statements of Income Before Income Taxes Attributable to Aetna (Unaudited)

	Total Company
(Millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Revenue:
Premiums	$13,763	$13,775	$13,272	$13,084	$53,894
Fees and other revenue	1,475	1,486	1,443	1,526	5,930
Net investment income	260	237	233	220	950
Net realized capital (losses) gains	(333)	25	46	23	(239)
Total revenue	15,165	15,523	14,994	14,853	60,535
Benefits and expenses:
Benefit costs	11,461	11,116	10,960	11,091	44,628
Operating expenses	3,853	2,552	2,612	3,047	12,064
Interest expense	173	86	90	93	442
Loss on early extinguishment of long-term debt	246	—	—	—	246
Amortization of other acquired intangible assets	60	58	58	96	272
Reduction of reserve for anticipated future losses on discontinued products	—	(109)	—	—	(109)
Total benefits and expenses	15,793	13,703	13,720	14,327	57,543
(Loss) income before income taxes including non-controlling interests	(628)	1,820	1,274	526	2,992
Less: Income (loss) before income taxes attributable to non-controlling interests	3	(23)	14	(4)	(10)
(Loss) income before income taxes attributable to Aetna	$(631)	$1,843	$1,260	$530	$3,002

Reconciliation of the Most Directly Comparable GAAP Measure to Certain Reported Amounts
(Millions)	Total Company
Reconciliation of total revenue to adjusted revenue	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Total revenue (GAAP measure)	$15,165	$15,523	$14,994	$14,853	$60,535
Gain related to sale of certain domestic group insurance businesses	—	—	—	(88)	(88)
Interest income on proceeds of transaction-related debt	(11)	—	—	—	(11)
Net realized capital losses (gains)	333	(25)	(46)	(23)	239
Adjusted revenue(2) (excludes net realized capital losses (gains) and other items)	$15,487	$15,498	$14,948	$14,742	$60,675

Reconciliation of income before income taxes to pre-tax adjusted earnings
(Loss) income before income taxes (GAAP measure)	$(628)	$1,820	$1,274	$526	$2,992
Less: Income (loss) before income taxes attributable to non-controlling interests (GAAP measure)	3	(23)	14	(4)	(10)
(Loss) income before income taxes attributable to Aetna (GAAP measure)	(631)	1,843	1,260	530	3,002
Gain related to sale of certain domestic group insurance businesses	—	—	—	(88)	(88)
Loss on early extinguishment of long-term debt	246	—	—	—	246
Penn Treaty-related guaranty fund assessments	231	—	—	—	231
Transaction and integration-related costs	1,212	(10)	—	38	1,240
Restructuring costs	—	—	—	60	60
Reduction of reserve for anticipated future losses on discontinued products	—	(109)	—	—	(109)
Amortization of other acquired intangible assets	60	58	58	96	272
Net realized capital losses (gains)	333	(25)	(46)	(23)	239
Pre-tax adjusted earnings(1)	$1,451	$1,757	$1,272	$613	$5,093

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Health Care Medical Benefit Ratios

(Millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017
Premiums (GAAP measure)
Commercial	$6,129	$6,287	$6,063	$6,149	$24,628
Government	7,111	6,955	6,667	6,741	27,474
Health Care	$13,240	$13,242	$12,730	$12,890	$52,102
Health Care Costs (GAAP measure)
Commercial	$4,860	$4,938	$4,928	$5,277	$20,003
Government	6,068	5,653	5,495	5,585	22,801
Health Care	$10,928	$10,591	$10,423	$10,862	$42,804
Medical Benefit Ratios "MBRs"
Commercial	79.3%	78.5%	81.3%	85.8%	81.2%
Government	85.3%	81.3%	82.4%	82.9%	83.0%
Health Care	82.5%	80.0%	81.9%	84.3%	82.2%

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Footnotes

(1) Non-GAAP financial measures such as pre-tax adjusted earnings (loss) and adjusted revenue exclude from the relevant GAAP metrics, as applicable:

•	Amortization of other acquired intangible assets;

•	Net realized capital gains or losses; and

•	Other items, if any, that neither relate to the ordinary course of Aetna's business nor reflect Aetna's underlying business performance.

Although the excluded items may recur, management believes that non-GAAP financial measures Aetna discloses, including those described above, provide a more useful comparison of Aetna's underlying business performance from period to period. The chief executive officer assesses consolidated Aetna results based on adjusted earnings and assesses business segment results based on pre-tax adjusted earnings because income taxes are recorded in Aetna’s Corporate/Other segment and are not allocated to Aetna’s business operations. The non-GAAP financial measures Aetna discloses, including those described above, should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

For the periods covered in this press release, the following items are excluded from the non-GAAP financial measures described above, as applicable, because Aetna believes they neither relate to the ordinary course of Aetna's business nor reflect Aetna's underlying business performance:

•
During the three months ended December 31, 2017, Aetna sold its domestic group life insurance, group disability insurance and absence management businesses (the "Group Insurance sale"). The transaction was accomplished through an indemnity reinsurance arrangement. A significant portion of the gain has been deferred and will be amortized into earnings: (a) over the remaining contract period (estimated to be approximately 3 years) in proportion to the amount of insurance protection provided for the prospective reinsurance portion of the gain and (b) as Aetna recovers amounts due from the buyer over a period estimated to be approximately 30 years for the retrospective reinsurance portion of the gain. The gain recognized does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna's business operations.

•
During the three months ended March 31, 2017, Aetna incurred losses on the early extinguishment of long-term debt due to (a) the mandatory redemption of $10.2 billion aggregate principal amount of certain of its senior notes issued in June 2016 (collectively, the "SMR Notes") following the termination of the definitive agreement (the "Humana Merger Agreement") to acquire Humana Inc. ("Humana") and (b) the early redemption of $750 million aggregate principal amount of its outstanding senior notes due 2020.

•
During the three months ended March 31, 2017, Aetna recorded an expense for estimated future guaranty fund assessments related to Penn Treaty Network America Insurance Company and one of its subsidiaries (collectively, "Penn Treaty"), which was placed in rehabilitation in 2009 and placed in liquidation in March 2017. This expense does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna's business operations.

•
Aetna recorded transaction and integration-related costs during the year ended December 31, 2017 primarily related to its proposed acquisition by CVS Health and its proposed acquisition of Humana (the "Humana Transaction"). Transaction costs include costs associated with the transactions contemplated by the merger agreement under which CVS Health Corporation has agreed to acquire all of Aetna's outstanding stock, the termination of the Humana Merger Agreement, the termination of Aetna's agreement to sell certain assets to Molina Healthcare, Inc. and advisory, legal and other professional fees which are reflected in Aetna's GAAP Consolidated Statements of Income in general and administrative expenses. Transaction costs also include the negative cost of carry associated with the debt financing that Aetna obtained in June 2016 for the Humana Transaction. Prior to the mandatory redemption of the SMR Notes, the negative cost of carry associated with these senior notes was excluded from pre-tax adjusted earnings. The negative cost of carry associated with the $2.8 billion aggregate principal amount of Aetna's senior notes issued in June 2016 that are not subject to mandatory redemption (the "Other 2016 Senior Notes") was excluded from pre-tax adjusted earnings through the date of the termination of the Humana Merger Agreement. The components of the negative cost of carry are reflected in Aetna's GAAP Consolidated Statements of Income in interest expense and net investment income. Subsequent to the termination of the Humana Merger Agreement, the interest expense and net investment income associated with the Other 2016 Senior Notes were no longer excluded from pre-tax adjusted earnings.

•
Restructuring costs for the three months ended December 31, 2017 include severance costs associated with Aetna's expense management and cost control initiatives. The restructuring costs are reflected in Aetna's GAAP Consolidated Statements of Income in general and administrative expenses.

•
In 1993, Aetna discontinued the sale of fully guaranteed large case pensions products and established a reserve for anticipated future losses on these products, which Aetna reviews quarterly. During the three months ended June 30, 2017, Aetna reduced the reserve for anticipated future losses on discontinued products. Aetna believes excluding any changes in the reserve for anticipated future losses on discontinued products from pre-tax adjusted earnings provides more useful information as to Aetna's continuing products and is consistent with the treatment of the operating results of these discontinued products, which are credited or charged to the reserve and do not affect Aetna's operating results.

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•
Other acquired intangible assets relate to Aetna's acquisition activities and are amortized over their useful lives. However, this amortization does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna's business operations.

•
Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations.

For a reconciliation of financial measures calculated under GAAP to these items, refer to the tables on pages 3 through 5 of this press release.

(2) Adjusted revenue excludes net realized capital gains and losses, gain related to the Group Insurance sale and interest income on the proceeds of Aetna's senior notes issued in June 2016 as noted in (1) above. Refer to the tables on pages 3 through 5 of this press release for a reconciliation of total revenue calculated under GAAP to adjusted revenue.

(3) Aetna's Corporate/Other category is not a business segment. It is added to Aetna's business segment to reconcile segment reporting to Aetna's consolidated results. The Corporate/Other category includes:

•	Products for which Aetna no longer solicits or accepts new customers such as its large case pensions and long-term care products;

•	Contracts Aetna has divested through reinsurance or other contracts, such as its domestic group life insurance, group disability insurance and absence management businesses; and

•
Corporate expenses not supporting Aetna’s business operations, including transaction and integration-related costs, income taxes, interest expense on its outstanding debt and the financing components of its pension and other postretirement employee benefit plans expense.

As described in (1) above, the pre-tax adjusted earnings of the Corporate/Other category exclude other items, if any, that neither relate to the ordinary course of Aetna's business nor reflect Aetna's underlying business performance.